[LOGO OF EATON VANCE APPEARS HERE]

                                     [PICTURE OF STATUE OF LIBERTY APPEARS HERE]




Annual Report December 31, 1998


                                  EATON VANCE
[PICTURE OF U.S. TREASURY         GOVERNMENT
  BUILDING APPEARS HERE]          OBLIGATIONS
                                     FUND




                                  Eaton Vance
                     Global Management-Global Distribution



[PICTURE OF U.S. FLAG APPEARS HERE]

Eaton Vance Government Obligations Fund as of December 31, 1998

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO OF JAMES B. HAWKES APPEARS HERE]

James B. Hawkes
President


Eaton Vance Government Obligations Fund, Class A shares, had a total return of 5.6% for the year ended December 31, 1998. That return was the result of a decline in net asset value per share from $10.62 on December 31, 1997 to $10.40 on December 31, 1998, and the reinvestment of $0.79 in dividends./1/

Class B shares had a total return of 4.8% for the year, the result of a decline in NAV from $9.14 to $8.95, and the reinvestment of $0.611 in dividends./1/

Class C shares had a total return of 4.9% for the year, the result of a decline in NAV from $9.13 to $8.96, and the reinvestment of $0.606 in dividends./1/

By comparison, the Lehman Brothers Intermediate Government Bond Index - a widely recognized, unmanaged index of intermediate-maturity U.S. government bonds - had a total return of 8.5% for the same period./2/


Continued, non-inflationary growth
prompted a strong rally
in the Treasury market...

The economy slowed somewhat in late 1998 from the fast pace set in the previous year. Yet, despite economic weakness in Asia, a near meltdown in Russia, and concerns over the emerging markets, U.S. economic output remained among the strongest in the world. Consumers and businesses alike cheered the approach of the nation's first budget surplus in many years. With inflation - the arch-enemy of fixed-income investors - remaining in the 1.5% range, the Federal Reserve felt comfortable in lowering interest rates, prompting a strong rally in Treasury bonds.

Amid the turmoil of the Asian
markets, the U.S. bond markets
witnessed a flight to quality...

In October, as deteriorating economic fundamentals overtook many of the fast-growth Asian markets, many global investors sought the quality and relative stability of U.S. Treasury bonds. While the Treasury market surged, all other fixed-income markets - including the mortgage-backed securities market - suffered from increasing concerns over the stability of the global economy. This overreaction by investors created a most difficult investment environment. However, it also may have created interesting opportunities in some oversold markets, such as mortgage securities. In the following pages, portfolio manager Susan Schiff discusses the volatile mortgage securities markets of 1998 and, most importantly, invokes some historical perspective as she looks ahead to the coming year.

                                                Sincerely,

                                                /s/ James B. Hawkes

                                                James B. Hawkes
                                                President
                                                February 9, 1999


--------------------------------------------------------------------------------

Fund Information
as of December 31, 1998


Performance/3/                Class A             Class B             Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                          5.6%                4.8%                4.9%
Five Years                        5.7                 5.1                 4.9
Ten Years                         7.9                 N.A.                N.A.
Life of Fund+                     8.8                 5.0                 4.8

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          0.5%               -0.1%                3.9%
Five Years                        4.7                 4.8                 4.9
Ten Years                         7.4                 N.A.                N.A.
Life of Fund+                     8.4                 4.9                 4.8

+Inception Dates - Class A: 8/24/84; Class B: 11/1/93; Class C: 11/1/93


Diversification by Sectors/4/
--------------------------------------------------------------------------------


                           [PIE CHART APPEARS HERE]

             Government National Mortgage Assn.              7.7%
             Other                                           1.9%
             Federal National Mortgage Assn.                52.6%
             Federal Home Loan Mortgage Corp.               37.8%


/1/ These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. /2/ It is not possible to invest directly in an Index. /3/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% -3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC. /4/ Because the Portfolio is actively managed, Sector Weightings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Government Obligations Fund as of December 31, 1998

--------------------------------------------------------------------------------
Management Discussion
--------------------------------------------------------------------------------

[PHOTO OF SUSAN SCHIFF APPEARS HERE]

Susan Schiff
Portfolio Manager


An interview with Susan Schiff,
portfolio manager of
Government Obligations Portfolio.

Q: Susan, how would you characterize the mortgage-backed securities (MBS) market during the past year?

A: Without question, this was one of the most difficult years on record for the mortgage-backed securities market. The Treasury bond market mounted a rally that lasted through most of the year, creating a problematic market environment for mortgage-backed securities. Thirty-year Treasury bond yields declined to 5.10% on December 31 from 5.92% a year earlier: a decline of 82 basis points (.82%). In the intermediate-term, 3-year Treasury yields fell to 4.68% from 5.67% a year earlier - a decline of nearly a full percentage point.

   The strong rally in the bond market engendered fears that there would be massive mortgage refinancings by homeowners. Typically, based on the direction of interest rates and past prepayment trends, investors can make assumptions about future prepayment rates. This year, those assumptions were grossly exaggerated, causing spreads - the difference between MBS yields and Treasury yields - to widen dramatically.

   Adding to the volatility, calamitous events in Russia during August and October, as well as the Long-Term Capital debacle, exacerbated the spread widening everywhere and caused mortgage-backed securities to underperform further.


Q: How could the problems in Russia impact the U.S. mortgage market?

A: That's a question market professionals themselves have asked. The fact is, Russia and the emerging markets have no intrinsic impact whatsoever on the mortgage markets. The impact was psychological, as investors feared that the emerging market crises might have serious repercussions for the global economy.

   That, in turn, encouraged a "flight to quality" in which investors opted for only the very highest quality fixed-income investment - U.S. Treasury bonds - over any other type of fixed-income investment, including foreign bonds, corporate bonds, or high-yield bonds. In that climate, even mortgage-backed securities - a high-quality investment in their own right - were sold in favor of Treasuries.


Q: Was the seasoned sector of the MBS market spared in the downturn?

A: No. In one of the strangest market anomalies, the seasoned sector - the principal investment universe of the Portfolio - actually underperformed the generic sector. That is very unusual.
--------------------------------------------------------------------------------

Prepayment Rates/1/
-------------------------------------------------------------
Government Obligations Portfolio vs. Generic 9% FNMAs


                           [LINE GRAPH APPEARS HERE]

                    Date          Generic          Seasoned
                    ----          -------          --------

                   Mar-91               5              13.4
                   Dec-91            10.3              15.4
                   Dec-92            45.5              18.5
                   Dec-93            62.7              27.6
                   Dec-94            10.8              13.7
                   Dec-95            23.5              13.2
                   Dec-96            18.1              13.4
                   Dec-97            26.3              16.9
                   Dec-98            37.6              27.5

/1/ Chart compares annualized monthly principal prepayment rates of the Portfolio's seasoned mortgage-backed securities (blue line) with those of generic 30-year FNMA 9% mortgage-backed securities. Sources: Lehman Brothers; Bloomberg L.P.; Eaton Vance Management.

    Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Government Obligations Fund as of December 31, 1998

--------------------------------------------------------------------------------
Management Discussion Cont'd
--------------------------------------------------------------------------------


   The prepayment assumptions the market used to price seasoned MBS were grossly out of line with actual prepayment rates. In my view, the underperformance of the seasoned MBS was a telltale sign of irrational market sentiment during this period.


Q: What were the dimensions of the spread widening?

A: For low-coupon MBS, spreads rose from around 80 basis points (.8%) to 180 basis points (1.8%). Among high-coupon issues, the widening was equally dramatic, moving from 100 basis points (1.0%) to 210 basis points (2.1%). Even mortgages that were originated in the 1960s - mortgages with 6-7% coupons that are very nearly paid off - showed a significant widening. That gives some idea of the market extremes in October and November.


Q: You indicated that prepayment assumptions were greatly exaggerrated. What was the trend of actual prepayment rates?

A: Not surprisingly, prepayment rates for seasoned MBS showed only a modest uptick during the year. In fact, from October through December, the rise in prepayment rates for seasoned MBS was much less severe than those for generic MBS. That is consistent with past trends, and confirms that the market reaction in September and October was greatly overdone.


Q: In the wake of this difficult year, how have you positioned the Portfolio?

A: In my view, the seasoned sector of the MBS market is among the most attractive areas of the fixed-income market. Accordingly, I've taken advantage of the downturn and selectively increased the Portfolio's exposure to seasoned mortgage securities. At its recent level, the MBS market is clearly undervalued.

   At December 31, 1998, approximately 60.1% of the Portfolio was invested in seasoned low-coupon MBS securities and another 21.9% was in seasoned high-coupon MBS. The Portfolio's duration was in the 3.8-year range at December 31.

   Given the events of the past year, it is reasonable to expect that spreads will at some point return to normal levels. That makes the sector attractive on a risk basis as well. The Treasury market, on the other hand, is somewhat more vulnerable to a rise in interest rates, following its strong rally in 1998. The Federal Reserve has demonstrated in the past that it will not hesitate to raise interest rates if it detects an uptick in inflation due to a stronger-than-expected economy.


Q: What is your outlook for the mortgage securities market in the coming year?

A: I believe the mortgage-backed securities market currently represents excellent value for a very high-quality investment. That's an important consideration for conservative, income-oriented investors. Moreover, following the fourth consecutive year of 20%+ returns in the stock market, investors may wish to diversify their portfolios in a quality fixed-income vehicle.

   At year-end, the MBS sector provided a very attractive yield advantage. While mortgage-backed securities have recovered some of the ground lost in last fall's downturn, past trends suggest that there is quite a way to go yet. Spreads between MBS and Treasuries should ultimately return to a point of equilibrium. Therefore, I'm optimistic about the outlook for the mortgage sector in the coming year.

Eaton Vance Government Obligations Fund as of December 31, 1998

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION CONT'D
--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in Eaton Vance Government Obligations Fund, Class A vs. the Lehman Brothers Intermediate Government Board Index and the Upper Intermediate Government Fund Category Average*
                                                  Dec. 31, 1988 -- Dec. 31, 1998

                           [LINE GRAPH APPEARS HERE]

        Date            Fund/NAV         Fund/MOP        LBIGBI         LINGFC
    12/31/88             $10,000           $9,525       $10,000        $10,000
     1/31/89             $10,104           $9,624       $10,100        $10,087
     2/28/89             $10,061           $9,583       $10,057        $10,075
     3/31/89             $10,017           $9,541       $10,104        $10,110
     4/30/89             $10,259           $9,771       $10,308        $10,265
     5/31/89             $10,466           $9,968       $10,507        $10,431
     6/30/89             $10,730          $10,220       $10,775        $10,645
     7/31/89             $10,978          $10,456       $10,994        $10,820
     8/31/89             $10,837          $10,322       $10,845        $10,723
     9/30/89             $10,897          $10,379       $10,897        $10,775
    10/31/89             $11,150          $10,621       $11,126        $10,963
    11/30/89             $11,250          $10,716       $11,236        $11,062
    12/31/89             $11,321          $10,784       $11,269        $11,109
     1/31/90             $11,225          $10,692       $11,199        $11,061
     2/28/90             $11,247          $10,713       $11,240        $11,107
     3/31/90             $11,290          $10,754       $11,254        $11,132
     4/30/90             $11,222          $10,689       $11,216        $11,114
     5/31/90             $11,470          $10,925       $11,456        $11,322
     6/30/90             $11,627          $11,075       $11,606        $11,453
     7/31/90             $11,796          $11,236       $11,768        $11,607
     8/31/90             $11,714          $11,158       $11,726        $11,596
     9/30/90             $11,812          $11,251       $11,830        $11,686
    10/31/90             $11,964          $11,396       $11,995        $11,823
    11/30/90             $12,171          $11,593       $12,176        $11,984
    12/31/90             $12,336          $11,750       $12,344        $12,134
     1/31/91             $12,481          $11,888       $12,471        $12,254
     2/28/91             $12,538          $11,943       $12,547        $12,324
     3/31/91             $12,597          $11,999       $12,616        $12,391
     4/30/91             $12,745          $12,140       $12,746        $12,509
     5/31/91             $12,804          $12,196       $12,817        $12,580
     6/30/91             $12,853          $12,243       $12,827        $12,595
     7/31/91             $12,982          $12,366       $12,966        $12,732
     8/31/91             $13,240          $12,611       $13,212        $12,935
     9/30/91             $13,453          $12,814       $13,437        $13,124
    10/31/91             $13,632          $12,985       $13,590        $13,281
    11/30/91             $13,766          $13,112       $13,749        $13,418
    12/31/91             $14,115          $13,445       $14,083        $13,689
     1/31/92             $13,974          $13,310       $13,948        $13,576
     2/28/92             $14,033          $13,366       $13,991        $13,626
     3/31/92             $13,933          $13,272       $13,935        $13,588
     4/30/92             $13,993          $13,328       $14,061        $13,698
     5/31/92             $14,152          $13,480       $14,270        $13,858
     6/30/92             $14,328          $13,647       $14,476        $14,029
     7/31/92             $14,542          $13,852       $14,754        $14,210
     8/31/92             $14,682          $13,985       $14,904        $14,346
     9/30/92             $14,886          $14,179       $15,110        $14,500
    10/31/92             $14,757          $14,056       $14,929        $14,365
    11/30/92             $14,692          $13,995       $14,866        $14,356
    12/31/92             $14,862          $14,156       $15,061        $14,510
     1/31/92             $15,151          $14,431       $15,341        $14,709
     2/28/93             $15,429          $14,696       $15,566        $14,876
     3/31/93             $15,562          $14,822       $15,624        $14,959
     4/30/93             $15,696          $14,950       $15,746        $15,058
     5/31/93             $15,682          $14,937       $15,703        $15,005
     6/30/93             $15,852          $15,099       $15,931        $15,208
     7/31/93             $15,955          $15,197       $15,963        $15,214
     8/31/93             $16,155          $15,387       $16,201        $15,429
     9/30/93             $16,231          $15,460       $16,267        $15,466
    10/31/93             $16,252          $15,480       $16,306        $15,456
    11/30/93             $16,175          $15,406       $16,224        $15,414
    12/31/93             $16,238          $15,467       $16,291        $15,482
     1/31/94             $16,367          $15,589       $16,452        $15,620
     2/28/94             $16,191          $15,422       $16,227        $15,466
     3/31/94             $15,938          $15,181       $15,990        $15,252
     4/30/94             $15,795          $15,045       $15,886        $15,117
     5/31/94             $15,783          $15,033       $15,897        $15,155
     6/30/94             $15,781          $15,031       $15,900        $15,162
     7/31/94             $15,980          $15,221       $16,109        $15,281
     8/31/94             $16,020          $15,259       $16,155        $15,368
     9/30/94             $15,888          $15,133       $16,021        $15,287
    10/31/94             $15,892          $15,137       $16,024        $15,297
    11/30/94             $15,838          $15,086       $15,952        $15,240
    12/31/94             $15,908          $15,153       $16,005        $15,243
     1/31/95             $16,155          $15,387       $16,266        $15,476
     2/28/95             $16,473          $15,691       $16,580        $15,722
     3/31/95             $16,569          $15,782       $16,671        $15,804
     4/30/95             $16,760          $15,964       $16,864        $15,935
     5/31/95             $17,187          $16,371       $17,340        $16,314
     6/30/95             $17,280          $16,459       $17,451        $16,408
     7/31/95             $17,248          $16,429       $17,460        $16,422
     8/31/95             $17,448          $16,619       $17,605        $16,548
     9/30/95             $17,558          $16,724       $17,723        $16,625
    10/31/95             $17,799          $16,953       $17,917        $16,808
    11/30/95             $17,972          $17,118       $18,136        $16,983
    12/31/95             $18,130          $17,269       $18,316        $17,111
     1/31/96             $18,260          $17,393       $18,469        $17,258
     2/28/96             $18,058          $17,200       $18,274        $17,123
     3/31/96             $18,015          $17,160       $18,190        $17,006
     4/30/96             $17,979          $17,125       $18,137        $16,975
     5/31/96             $17,938          $17,086       $18,128        $16,972
     6/30/96             $18,182          $17,318       $18,313        $17,107
     7/31/96             $18,220          $17,354       $18,369        $17,164
     8/31/96             $18,216          $17,351       $18,390        $17,181
     9/30/96             $18,512          $17,632       $18,627        $17,377
    10/31/96             $18,780          $17,888       $18,932        $17,619
    11/30/96             $19,041          $18,137       $19,161        $17,796
    12/31/96             $18,950          $18,050       $19,058        $17,734
     1/31/97             $18,997          $18,095       $19,130        $17,812
     2/28/97             $19,131          $18,223       $19,161        $17,851
     3/31/97             $19,059          $18,154       $19,052        $17,781
     4/30/97             $19,194          $18,282       $19,267        $17,951
     5/31/97             $19,333          $18,415       $19,417        $18,071
     6/30/97             $19,480          $18,555       $19,584        $18,216
     7/31/97             $19,858          $18,915       $19,945        $18,485
     8/31/97             $19,744          $18,806       $19,869        $18,444
     9/30/97             $19,947          $18,999       $20,086        $18,618
    10/31/97             $20,148          $19,191       $20,321        $18,787
    11/30/97             $20,151          $19,194       $20,365        $18,819
    12/31/97             $20,325          $19,360       $20,530        $18,959
     1/31/98             $20,474          $19,501       $20,797        $19,071
     2/28/98             $20,458          $19,486       $20,774        $19,060
     3/31/98             $20,494          $19,521       $20,839        $19,115
     4/30/98             $20,505          $19,531       $20,939        $19,189
     5/31/98             $20,634          $19,654       $21,083        $19,411
     6/30/98             $20,748          $19,763       $21,224        $19,511
     7/31/98             $20,759          $19,773       $21,305        $19,583
     8/31/98             $21,205          $20,198       $21,708        $19,858
     9/30/98             $21,576          $20,551       $22,213        $20,198
    10/31/98             $21,254          $20,245       $22,251        $20,193
    11/30/98             $21,351          $20,337       $22,182        $20,184
    12/31/98             $21,455          $20,436       $22,269        $20,274


Performance**                           Class A        Class B        Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                   5.6%           4.8%           4.9%
Five Years                                 5.7            5.1            4.9
Ten Years                                  7.9            N.A.           N.A.
Life of Fund+                              8.8            5.0            4.8

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                   0.5%          -0.1%           3.9%
Five Years                                 4.7            4.8            4.9
Ten Years                                  7.4            N.A.           N.A.
Life of Fund+                              8.4            4.9            4.8

+Inception Dates - Class A: 8/24/84; Class B: 11/1/93; Class C: 11/1/93


* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 8/24/84. Index information is only available at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

   The chart compares the Fund's total return with that of the Lehman Brothers Intermediate Government Bond Index, a broad-based, unmanaged market index of intermediate-maturity, U.S. government bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. An investment in the Fund's Class B shares on 11/30/93 at net asset value would have been worth $12,917 on December 31, 1998; $12,827 including the applicable CDSC% sales charge. An investment in the Fund's Class C shares on 11/30/93 at net asset value would have been worth $12,773 on December 31, 1998. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects 1% CDSC.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Government Obligations Fund as of December 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 1998
Assets
--------------------------------------------------------------------------------
Investment in Government Obligations Portfolio,
    at value (identified cost, $413,463,825)                $421,010,775
Receivable for Fund shares sold                                  393,881
--------------------------------------------------------------------------------
Total assets                                                $421,404,656
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                            $  1,251,994
Dividends payable                                              1,243,645
Payable to affiliate for Trustees' fees                            2,500
Other accrued expenses                                           447,095
--------------------------------------------------------------------------------
Total liabilities                                           $  2,945,234
--------------------------------------------------------------------------------
Net Assets                                                  $418,459,422
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                             $466,193,079
Accumulated net realized loss from Portfolio
    (computed on the basis of identified cost)               (54,036,962)
Accumulated distributions in excess of net
    investment income                                         (1,243,645)
Net unrealized appreciation from Portfolio (computed
    on the basis of identified cost)                           7,546,950
--------------------------------------------------------------------------------
Total                                                       $418,459,422
--------------------------------------------------------------------------------


Class A Shares
--------------------------------------------------------------------------------
Net Assets                                                  $251,727,246
Shares Outstanding                                            24,197,417
Net Asset Value and Redemption Price Per Share
    (net assets / shares of beneficial interest
    outstanding)                                            $      10.40
Maximum Offering Price Per Share
    (100 / 95.25 of $10.40)                                 $      10.92
--------------------------------------------------------------------------------


Class B Shares
--------------------------------------------------------------------------------
Net Assets                                                  $132,013,155
Shares Outstanding                                            14,750,618
Net Asset Value, Offering Price and Redemption Price
    Per Share (net assets / shares of beneficial
    interest outstanding)                                   $       8.95
--------------------------------------------------------------------------------


Class C Shares
--------------------------------------------------------------------------------
Net Assets                                                  $ 34,719,021
Shares Outstanding                                             3,876,613
Net Asset Value, Offering Price and Redemption Price
    Per Share (net assets / shares of beneficial
    interest outstanding)                                   $       8.96
--------------------------------------------------------------------------------


On sales of $25,000 or more, the offering price of Class A shares is reduced.
--------------------------------------------------------------------------------


Statement of Operations

For the Year Ended
December 31, 1998
Investment Income
--------------------------------------------------------------------------------
Interest allocated from Portfolio                           $ 37,955,761
Expenses allocated from Portfolio                             (3,865,686)
--------------------------------------------------------------------------------
Net investment income from Portfolio                        $ 34,090,075
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Trustees fees and expenses                                  $      3,619
Distribution and service fees
    Class A                                                      684,644
    Class B                                                    1,229,336
    Class C                                                      357,971
Transfer and dividend disbursing agent fees                      561,885
Registration fees                                                 61,823
Printing and postage                                              34,629
Custodian fee                                                     33,372
Legal and accounting services                                     27,774
Amortization of organization expenses                              7,921
Miscellaneous                                                     35,505
--------------------------------------------------------------------------------
Total expenses                                              $  3,038,479
--------------------------------------------------------------------------------

Net investment income                                       $ 31,051,596
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)         $  6,505,030
    Financial futures contracts                               (2,199,011)
    Options                                                     (193,500)
--------------------------------------------------------------------------------
Net realized gain                                           $  4,112,519
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                             $(13,363,386)
    Financial futures contracts                                  417,800
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        $(12,945,586)
--------------------------------------------------------------------------------

Net realized and unrealized loss                            $ (8,833,067)
--------------------------------------------------------------------------------

Net increase in net assets from operations                  $ 22,218,529
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Government Obligations Fund as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease)                       Year Ended                  Year Ended
in Net Assets                             December 31, 1998           December 31, 1997
----------------------------------------------------------------------------------------
From operations --
     Net investment income                  $    31,051,596            $     21,973,623
     Net realized gain (loss)                     4,112,519                  (4,427,703)
     Net change in unrealized
         appreciation (depreciation)            (12,945,586)                  2,763,952
----------------------------------------------------------------------------------------
Net increase in net assets
     from operations                        $    22,218,529            $     20,309,872
----------------------------------------------------------------------------------------
Distributions to shareholders --
     From net investment income
         Class A                            $   (20,440,557)           $    (21,945,228)
         Class B                                 (8,144,144)                         --
         Class C                                 (2,378,819)                         --
     From tax return capital
         Class A                                   (194,792)                   (174,478)
         Class B                                    (89,948)                         --
         Class C                                    (23,787)                         --
----------------------------------------------------------------------------------------
Total distributions to shareholders         $   (31,272,047)           $    (22,119,706)
----------------------------------------------------------------------------------------
Transactions in shares of
     beneficial interest --
     Proceeds from sale of shares
         Class A                            $    95,924,125            $     85,503,535
         Class B                                 68,635,046                          --
         Class C                                 17,843,615                          --
     Issued in reorganization of
         EV Marathon and EV
         Classic Government
         Obligations Fund
         Class B                                121,843,468                          --
         Class C                                 36,536,485                          --
     Net asset value of shares
         issued to shareholders in
         payment of
         distributions declared
         Class A                                  8,923,556                   9,983,362
         Class B                                  3,356,428                          --
         Class C                                  1,401,542                          --
     Cost of shares redeemed
         Class A                               (124,199,142)               (119,859,247)
         Class B                                (59,242,911)                         --
         Class C                                (20,290,499)                         --
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
     Fund share transactions                $   150,731,713            $    (24,372,350)
----------------------------------------------------------------------------------------

Net increase (decrease) in net assets       $   141,678,195            $    (26,182,184)
----------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------
At beginning of year                        $   276,781,227            $    302,963,411
----------------------------------------------------------------------------------------
At end of year                              $   418,459,422            $    276,781,227
----------------------------------------------------------------------------------------

Accumulated
distributions in excess
of net investment income
included in net assets
----------------------------------------------------------------------------------------
At end of year                              $    (1,243,645)           $       (916,967)
----------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Government Obligations Fund as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                   Year Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                                   1998(1)                1997        1996        1995       1994
                                                       -----------------------------------------------------------------------------
                                                        Class A    Class B   Class C    Class A     Class A     Class A    Class A
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                   $ 10.620   $  9.140   $ 9.130   $ 10.680    $ 11.020    $ 10.420   $ 11.480
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                  $  0.783   $  0.602   $ 0.607   $  0.799    $  0.810    $  0.807   $  0.805
Net realized and unrealized gain (loss)                  (0.215)    (0.182)   (0.172)    (0.051)     (0.340)      0.603     (1.029)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                    $  0.568   $  0.420   $ 0.435   $  0.748    $  0.470    $  1.410   $ (0.224)
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                             $ (0.781)  $ (0.603)  $(0.599)  $ (0.801)   $ (0.810)   $ (0.810)  $ (0.805)
In excess of net investment income                           --         --        --         --          --          --     (0.031)
From tax return of capital                               (0.007)    (0.007)   (0.006)    (0.007)         --          --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $ (0.788)  $ (0.610)  $(0.605)  $ (0.808)   $ (0.810)   $ (0.810)  $ (0.836)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                         $ 10.400   $  8.950   $ 8.960   $ 10.620    $ 10.680    $ 11.020   $ 10.420
------------------------------------------------------------------------------------------------------------------------------------

Total Return (2)                                           5.56%      4.76%     4.92%      7.26%       4.52%      13.97%     (2.03)%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                $251,727   $132,013   $34,719   $276,781    $302,963    $359,738   $386,186
Ratios (As a percentage of average daily net assets):
     Expenses (3)                                          1.32%      2.07%     2.07%      1.24%       1.16%       1.16%      1.17%
     Net investment income                                 7.46%      6.66%     6.71%      7.57%       7.59%       7.53%      7.70%
------------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       See notes to financial statements

Eaton Vance Government Obligations Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS



1    Significant Accounting Policies
--------------------------------------------------------------------------------
     Eaton Vance Government Obligations Fund (the Fund) is a diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series of Eaton Vance Mutual Funds Trust. The Fund offers three classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sale charge (see Note 7). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the Government Obligations Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (100.0% at December 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

     C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryover of $48,318,452 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. A portion of the capital loss carryovers were acquired through the Fund Reorganization (see Note 8) and may be subject to certain limitations. The capital loss carryovers will expire on December 31, 1999 ($1,545,746), December 31, 2000 ($5,952,987),
     December 31, 2001 ($70,869), December 31, 2002 ($17,954,518), December 31,
     2003 ($2,688,390), December 31, 2004 ($10,207,058), December 31, 2005
     ($4,786,337) and December 31, 2006 ($5,112,547).

     D Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2    Distributions to Shareholders
--------------------------------------------------------------------------------
     The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gain on investments.

Eaton Vance Government Obligations Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


     Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3    Shares of Beneficial Interest
--------------------------------------------------------------------------------
     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                Year Ended December 31,
                                        ----------------------------------------
     Class A                                   1998                  1997
     ---------------------------------------------------------------------------
     Sales                                   9,108,147             8,049,910

     Issued to shareholders electing
        to receive payments of
        distributions in Fund shares           849,495               940,639

     Redemptions                           (11,833,295)          (11,297,910)
     ---------------------------------------------------------------------------

     Net decrease                           (1,875,653)           (2,307,361)
     ---------------------------------------------------------------------------


                                                            Year Ended
     Class B                                                December 31, 1998
     ---------------------------------------------------------------------------
     Sales                                                          7,600,366

     Issued to shareholders electing to receive
        payments of distributions in Fund shares                      371,618
     Redemptions                                                   (6,557,844)
     Issued to EV Marathon Government
        Obligations Fund shareholders                              13,336,478
     ---------------------------------------------------------------------------

     Net increase                                                  14,750,618
     ---------------------------------------------------------------------------


                                                            Year Ended
     Class C                                                December 31, 1998
     ---------------------------------------------------------------------------
     Sales                                                          1,967,561

     Issued to shareholders electing to receive
        payment of distributions in Fund shares                       155,019
     Redemptions                                                   (2,246,435)
     Issued to EV Classic Government
        Obligations Fund shareholders                               4,000,468
     ---------------------------------------------------------------------------

     Net increase                                                   3,876,613
     ---------------------------------------------------------------------------

4    Investment Transactions
--------------------------------------------------------------------------------
     Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1998, aggregated $187,817,118 and $225,170,325, respectively.

5    Transactions with Affiliates
--------------------------------------------------------------------------------
     Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Certain of the officers and Trustees of the Fund and Portfolio are officers and trustees of the above organizations. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's of BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR.

6    Distribution and Service Plans
--------------------------------------------------------------------------------
     The Fund has adopted distribution plans (Class B Plan and Class C Plan, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (Class A Plan). The Plans require the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5.00% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see
     Note 7) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $914,502 and $268,478 for Class B and Class C shares, respectively, for the year ended December 31, 1998, to or payable to EVD representing 0.75% of average daily net assets for Class B and Class C shares. At December 31, 1998, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $4,683,000 and $9,797,000 for Class B and Class C shares, respectively.

Eaton Vance Government Obligations Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


     In addition, the Plans authorize the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A (Service Plan), Class B and Class C shares for each fiscal year. The Trustees have initially implemented the Plans by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. The Class C Plan permits the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Fund's average daily net assets attributable to Class C shares for any fiscal year. Such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distributions fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended December 31, 1998 amounted to $684,644, $314,834 and $89,493 for Class A, Class B and Class C shares, respectively.

7    Contingent Deferred Sales Charge
--------------------------------------------------------------------------------
     A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. A CDSC of 1% is imposed on any redemption of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see Note 6). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $477,000 and $6,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively for the year ended December 31, 1998.

8    Transfer of Net Assets
--------------------------------------------------------------------------------
     On January 1, 1998, EV Traditional Government Obligations Fund acquired the net assets of the EV Marathon Government Obligations Fund and EV Classic Government Obligations Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, EV Traditional Government Obligations Fund, at the closing, issued 13,336,478 Class B shares and 4,000,468 Class C shares of the Fund having an aggregate value of $121,843,468 and $36,536,485, respectively. As a result, the Fund issued one Class B share and one Class C share for each share of EV Marathon Government Obligations Fund and EV Classic Government Obligations Fund, respectively. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Marathon Government Obligations Fund's and EV Classic Government Obligations Fund's net assets at the date of the transaction were $121,843,468 and $36,536,485, respectively, including $2,093,697 and
     $(697,901) of unrealized appreciation(depreciation). Directly after the merger, the combined net assets of the Eaton Vance Government Obligations Fund (formerly "EV Traditional Government Obligations Fund") were $435,161,180 with a net asset value of $10.62, $9.14 and $9.13 for Class A, Class B and Class C, respectively.

9    Name Change
--------------------------------------------------------------------------------
     Effective January 1, 1998, EV Traditional Government Obligations Fund changed its name to Eaton Vance Government Obligations Fund.

Eaton Vance Government Obligations Fund as of December 31, 1998

INDEPENDENT ACCOUNTANTS' REPORT


To the Trustees and Shareholders of Eaton Vance Government Obligations Fund:
--------------------------------------------------------------------------------
In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



                                         PricewaterhouseCoopers LLP
                                         Boston, Massachusetts
                                         February 5, 1999

Government Obligations Portfolio  as of December 31, 1998

PORTFOLIO OF INVESTMENTS


Mortgage Pass-Throughs -- 99.2%
                                                Principal
                                                Amount
                                                (000's
                                                omitted)    Value
-----------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
    5.00%, with various maturities to 2003      $   203     $    200,974
    5.25%, with various maturities to 2005          111          109,664
    5.50%, with various maturities to 2011          399          397,170
    6.00%, with various maturities to 2022        1,467        1,470,472
    6.25%, with various maturities to 2013          396          397,633
    6.50%, with various maturities to 2022        4,809        4,868,362
    6.75%, with various maturities to 2008          367          370,488
    7.00%, with various maturities to 2019        7,141        7,290,410
    7.25%, with maturity at 2003                    719          731,097
    7.50%, with various maturities to 2020       11,892       12,313,752
    7.75%, with various maturities to 2018        2,202        2,274,436
    8.00%, with various maturities to 2026       44,095       45,964,389
    8.25%, with various maturities to 2017       16,799       17,553,246
    8.50%, with various maturities to 2018       18,589       19,532,026
    8.75%, with various maturities to 2016       12,874       13,504,870
    9.00%, with various maturities to 2020       18,651       19,664,872
    9.25%, with various maturities to 2010        5,921        6,289,958
    9.50%, with various maturities to 2016        3,429        3,648,003
    10.00%, with various maturities to 2017         156          168,112
    11.00%, with various maturities to 2019       3,587        3,980,076
    12.00%, with various maturities to 2019       1,530        1,742,517
    12.25%, with various maturities to 2019       1,818        2,088,521
    12.50%, with various maturities to 2019      12,059       13,964,952
    12.75%, with various maturities to 2015         706          815,209
    13.00%, with various maturities to 2019       2,379        2,776,830
    13.25%, with various maturities to 2019         229          269,093
    13.50%, with various maturities to 2015       3,161        3,686,408
    13.75%, with maturity at 2010                    25           29,401
    14.00%, with various maturities to 2016       1,475        1,752,955
    14.50%, with various maturities to 2014         133          158,279
    14.75%, with maturity at 2010                   561          666,481
    15.00%, with various maturities to 2013         681          829,961
    15.25%, with maturity at 2012                   141          174,290
    15.50%, with various maturities to 2012         126          153,253
    16.00%, with various maturities to 2012          66           81,531
    16.25%, with various maturities to 2012         151          187,809
-----------------------------------------------------------------------------
                                                            $190,107,500
-----------------------------------------------------------------------------
Federal National Mortgage Assn.:
    0.25%, with maturity at 2014                $   102     $     89,515
    3.50%, with maturity at 2007                     76           73,055
    4.50%, with maturity at 1999                      1              537
    5.00%, with various maturities to 2017          350          344,743
    5.25%, with maturity at 2006                    109          107,939
    5.50%, with various maturities to 2006          152          151,364
    5.75%, with maturity at 2003                     53           52,362
    6.00%, with various maturities to 2010          960          962,238
    6.25%, with various maturities to 2007          276          277,905
    6.50%, with various maturities to 2017          674          683,493
    6.75%, with various maturities to 2007          471          475,080
    7.00%, with various maturities to 2018        2,014        2,060,879
    7.25%, with various maturities to 2017        1,201        1,234,415
    7.50%, with various maturities to 2020        8,185        8,465,162
    7.75%, with various maturities to 2008          807          836,193
    8.00%, with various maturities to 2022       37,142       38,768,172
    8.25%, with various maturities to 2025       15,425       16,176,676
    8.50%, with various maturities to 2020       21,404       22,477,146
    8.75%, with various maturities to 2017          926          974,005
    9.00%, with various maturities to 2022       24,635       26,225,856
    9.25%, with various maturities to 2016        2,884        3,072,835
    9.50%, with maturity at 2009                    213          229,052
    9.75%, with maturity at 2019                    291          317,320
    10.00%, with maturity at 2020                 3,132        3,404,454
    11.00%, with various maturities to 2019       1,649        1,849,234
    11.50%, with various maturities to 2016       3,662        4,156,581
    11.75%, with various maturities to 2015       1,236        1,403,464
    12.00%, with various maturities to 2020      10,337       11,839,484
    12.25%, with various maturities to 2015       2,128        2,449,137
    12.50%, with various maturities to 2027      10,395       12,000,172
    12.75%, with various maturities to 2014       1,050        1,215,805
    13.00%, with various maturities to 2019       8,872       10,473,133
    13.25%, with various maturities to 2015       1,483        1,743,092
    13.50%, with various maturities to 2015       2,865        3,403,631
    13.75%, with various maturities to 2014         114          135,260
    14.00%, with various maturities to 2014         445          533,950
    14.25%, with various maturities to 2014         154          186,791
    14.50%, with various maturities to 2014         205          248,746
    14.75%, with various maturities to 2012       2,713        3,285,640
    15.00%, with various maturities to 2013       3,286        4,005,346
    15.50%, with various maturities to 2012         662          817,237
    15.75%, with maturity at 2011                    18           22,832
    16.00%, with various maturities to 2012         215          268,547
-----------------------------------------------------------------------------
                                                            $187,498,478
-----------------------------------------------------------------------------
Government National Mortgage Assn.:
    7.25%, with various maturities to 2022      $ 2,918     $  3,049,752
    7.50%, with maturity at 2017                    733          775,517
    8.00%, with various maturities to 2017       14,611       15,381,589
    8.25%, with various maturities to 2008          372          391,966
    8.50%, with various maturities to 2018        1,832        1,942,591
    9.00%, with maturity at 2011                    315          337,416
    11.50%, with maturity at 2013                   143          162,782
    12.00%, with various maturities to 2015       2,330        2,683,469
    12.50%, with various maturities to 2019      10,162       11,767,774
    13.00%, with various maturities to 2014         781          918,333


                       See notes to financial statements

Government Obligations Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


                                                Principal
                                                Amount
                                                (000's
                                                omitted)    Value
-----------------------------------------------------------------------------
    13.50%, with various maturities to 2013     $   164     $    192,515
    14.00%, with maturity at 2015                    62           74,520
    14.50%, with various maturities to 2014         216          263,461
    15.00%, with various maturities to 2013         461          563,861
    16.00%, with various maturities to 2012         214          266,699
-----------------------------------------------------------------------------
                                                            $ 38,772,245
-----------------------------------------------------------------------------
Collateralized Mortgage Obligations:
    Federal Home Loan Mortgage Corp.
        Series B Class 3, 12.5%, due 2013
        Collateral 100% FHLMC PC                $   116     $    123,940
    Salomon Brothers Mortgage Securities
        II, Inc. 11.5%, due 2015                    901          952,590
-----------------------------------------------------------------------------
                                                            $  1,076,530
-----------------------------------------------------------------------------

Total Mortgage Pass-Throughs
    (identified cost, $414,503,992)                         $417,454,753
-----------------------------------------------------------------------------

U.S. Government Agency Debentures -- 18.4%

                                                Principal
                                                Amount
                                                (000's
                                                omitted)    Value
-----------------------------------------------------------------------------
Federal National Mortgage Assn., 6.00%,
    5/15/08(1)                                  $73,000     $ 77,330,651
-----------------------------------------------------------------------------

Total U.S. Government
Agency Debentures
    (identified cost, $73,840,961)                          $ 77,330,651
-----------------------------------------------------------------------------

U.S. Treasury Obligations -- 1.7%
                                                Principal
                                                Amount
                                                (000's
                                                omitted)    Value
-----------------------------------------------------------------------------
U.S. Treasury Bond, 7.125%, 2/15/23(2)          $ 6,000     $  7,391,249
-----------------------------------------------------------------------------

Total U.S. Treasury Obligations
    (identified cost, $6,328,126)                           $  7,391,249
-----------------------------------------------------------------------------

Total Investments -- 119.3%
    (identified cost $494,673,079)                          $502,176,653
-----------------------------------------------------------------------------

Other Assets, Less Liabilities-- (19.3)%                    $(81,165,858)
-----------------------------------------------------------------------------

Net Assets-- 100%                                           $421,010,795
-----------------------------------------------------------------------------

(1) A portion of this security is on loan at December 31, 1998.
(2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Government Obligations Portfolio as of December 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 1998
Assets
--------------------------------------------------------------------------------
Investments, at value
    (identified cost, $494,673,079)                         $502,176,653
Cash                                                                 109
Receivable for investments sold                                1,782,571
Interest receivable                                            4,313,882
--------------------------------------------------------------------------------
Total assets                                                $508,273,215
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Collateral for securities loaned                            $ 78,369,150
Demand note payable                                            8,799,000
Payable for daily variation margin on open
    financial futures contracts                                    3,135
Payable to affiliate for Trustees' fees                           13,900
Other accrued expenses                                            77,235
--------------------------------------------------------------------------------
Total liabilities                                           $ 87,262,420
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                               $421,010,795
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                             $413,456,809
Net unrealized appreciation (computed on the basis
    of identified cost)                                        7,553,986
--------------------------------------------------------------------------------
Total                                                       $421,010,795
--------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
December 31, 1998
Investment Income
--------------------------------------------------------------------------------
Interest                                                    $ 37,955,761
--------------------------------------------------------------------------------
Total investment income                                     $ 37,955,761
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                      $  3,257,584
Trustees fees and expenses                                        30,790
Interest expense                                                 289,920
Custodian fee                                                    224,987
Legal and accounting services                                     42,938
Amortization of organization expenses                              3,141
Miscellaneous                                                     16,326
--------------------------------------------------------------------------------
Total expenses                                              $  3,865,686
--------------------------------------------------------------------------------

Net investment income                                       $ 34,090,075
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)         $  6,505,030
    Financial futures contracts                               (2,199,011)
    Options                                                     (193,500)
--------------------------------------------------------------------------------
Net realized gain                                           $  4,112,519
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                     $(13,363,386)
    Financial futures contracts                                  417,800
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        $(12,945,586)
--------------------------------------------------------------------------------

Net realized and unrealized loss                            $ (8,833,067)
--------------------------------------------------------------------------------

Net increase in net assets from operations                  $ 25,257,008
--------------------------------------------------------------------------------

                       See notes to financial statements

Government Obligations Portfolio as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)             Year Ended             Year Ended
in Net Assets                   December 31, 1998      December 31, 1997
--------------------------------------------------------------------------------
From operations --
    Net investment income           $  34,090,075          $  35,025,042
    Net realized gain (loss)            4,112,519             (6,844,606)
    Net change in unrealized
        appreciation (depreciation)   (12,945,586)             4,415,017
--------------------------------------------------------------------------------
Net increase in net assets
    from operations                 $  25,257,008          $  32,595,453
--------------------------------------------------------------------------------
Capital transactions --
    Contributions                   $ 187,817,118          $ 163,961,740
    Withdrawals                      (225,170,325)          (218,972,747)
--------------------------------------------------------------------------------
Net decrease in net assets
    from capital transactions       $ (37,353,207)         $ (55,011,007)
--------------------------------------------------------------------------------

Net decrease in net assets          $ (12,096,199)         $ (22,415,554)
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                $ 433,106,994          $ 455,522,548
--------------------------------------------------------------------------------
At end of year                      $ 421,010,795          $ 433,106,994
--------------------------------------------------------------------------------



                       See notes to financial statements

Government Obligations Portfolio as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                                           Year Ended December 31,
                                             ---------------------------------------------------------------------------------------
                                               1998              1997              1996              1995              1994
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                         0.89%             0.83%             0.82%             0.82%              0.80%
Net investment income                            7.85%             7.95%             7.88%             7.82%              8.03%
Portfolio Turnover                                 48%               20%               11%               19%                35%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)      $421,011          $433,107          $455,523          $521,789          $ 515,670
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Government Obligations Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS


   1 Significant Accounting Policies
    ----------------------------------------------------------------------------
     Government Obligations Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York in 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

     A Investment Valuation -- Mortgage backed, "pass-through" securities are valued using an independent matrix pricing system applied by the adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Debt securities (other than mortgage backed, "pass-through" securities) are normally valued at the mean between the latest available bid and asked prices for securities for which the over-the-counter market is the primary market. Debt securities may also be valued on the basis of valuations furnished by a pricing service. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value.

     B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of discount when required for federal income tax purposes.

     C Gains and Losses From Security Transactions -- For book purposes, gains or losses are not recognized until disposition. For federal tax purposes, the Portfolio has elected, under Section 1092 of the Internal Revenue Code, to utilize mixed straddle accounting for certain designated classes of activities involving options and financial futures contracts in determining recognized gains or losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-Section 1256 positions (bonds, etc.) are marked-to market on a daily basis resulting in the recognition of taxable gains or losses on a daily basis.

     Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

     D Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

     E Written Options -- Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

     F Purchased Options -- Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or

Government Obligations Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


     loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. For tax purposes, the Portfolio's options are generally subject to the mixed straddle rules described in Note 1C, and unrealized gains or losses are recognized on a daily basis.

     G Financial Futures Contracts -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount ("initial margin") either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

     If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. For tax purposes, such futures contracts are generally subject to the mixed straddle rules described in Note 1C, and unrealized gains or losses are recognized on a daily basis.

     H Other -- Investment transactions are accounted for on the date the investments are purchased or sold.

     I Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   2 Purchases and Sales of Investments
    ----------------------------------------------------------------------------
     Purchases, sales and paydowns of investments, other than short-term obligations, aggregated $253,254,556, $124,985,962 and $112,210,267, respectively.

   3 Investment Adviser Fee and Other Transactions with Affiliates
    ----------------------------------------------------------------------------
     The investment adviser fee, computed at the monthly rate of 0.0625% (0.75% per annum) of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. For the year ended December 31, 1998, the fee was equivalent to 0.75% of the Portfolio's average net assets for such period and amounted to $3,257,584. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1998, no significant amounts have been deferred.

   4 Line of Credit
    ----------------------------------------------------------------------------
     The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a committed $130 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the year ended December 31, 1998 was $4,752,627 and the average interest rate was 6.10%. The maximum borrowing outstanding at any time during the year ended

Government Obligations Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


     December 31, 1998 was $33,665,000. As of December 31, 1998, $8,799,000 was
     outstanding.

  5 Securities Lending Agreement
    ----------------------------------------------------------------------------
    The Portfolio has established a securities lending agreement with a broker in which the Portfolio lends portfolio securities to the broker in exchange for collateral consisting of either cash or U.S. government securities. Under the agreement, the Portfolio continues to earn interest on the securities loaned. Collateral received is generally cash, and the Portfolio invests the cash and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund offsets a portion of the interest income received. At December 31, 1998, the value of the securities loaned and the value of the collateral amounted to approximately $77,000,000 and $78,000,000, respectively.

  6 Federal Income Tax Basis of Investments
    ----------------------------------------------------------------------------
    The cost and unrealized appreciation/depreciation in value of the investment securities owned at December 31, 1998, as computed on a federal income tax basis, were as follows:


    Aggregate cost                                         $500,350,386
    ---------------------------------------------------------------------------
    Gross unrealized appreciation                           $ 5,288,617

    Gross unrealized depreciation                            (3,462,350)
    ---------------------------------------------------------------------------

    Net unrealized appreciation                             $ 1,826,267
    ---------------------------------------------------------------------------

  7 Financial Instruments
    ----------------------------------------------------------------------------
    The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


    A summary of obligations under these financial instruments at December 31, 1998 is as follows:


    Futures Contracts
    ----------------------------------------------------------------------------

    Expiration                                                 Net Unrealized
    Date             Contracts                     Position    Appreciation
    ----------------------------------------------------------------------------
    3/99             200 US Treasury Five Year
                     Note Futures                    Long       $    50,412
    ----------------------------------------------------------------------------

    At December 31, 1998, the Portfolio had sufficient cash and/or securities to cover margin requirements on any open futures contracts.

Government Obligations Portfolio as of December 31, 1998

INDEPENDENT ACCOUNTANTS' REPORT


To the Trustees and Investors
of Government Obligations Portfolio:
--------------------------------------------------------------------------------
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and supplementary data present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Portfolio (the "Portfolio") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



                                  PricewaterhouseCoopers LLP
                                  Boston, Massachusetts
                                  February 5, 1999

Eaton Vance Government Obligations Fund as of December 31, 1998

INVESTMENT MANAGEMENT


Eaton Vance Government Obligations Fund

   Officers                Independent Trustees
   James B. Hawkes         Jessica M. Bibliowicz
   President and Trustee   President and Chief Operating Officer,
                           John A. Levin & Co. Director,
   William H. Ahern, Jr.   Baker, Fentress & Co.
   Vice President
                           Donald R. Dwight
   Thomas J. Fetter        President, Dwight Partners, Inc.
   Vice President
                           Samuel L. Hayes, III
   Robert MacIntosh        Jacob H. Schiff Professor of Investment
   Vice President          Banking, Harvard University Graduate School of
                           Business Administration
   Michael B. Terry
   Vice President          Norton H. Reamer
                           Chairman and Chief Executive Officer, United Asset
   James L. O'Connor       Management Corporation
   Treasurer
                           Lynn A. Stout
   Alan R. Dynner          Professor of Law
   Secretary               Georgetown University Law Center

                           John L. Thorndike
                           Formerly Director, Fiduciary Company Incorporated

                           Jack L. Treynor
                           Investment Adviser and Consultant



Government Obligations Portfolio

   Officers                Independent Trustees
   James B. Hawkes         Jessica M. Bibliowicz
   President and Trustee   President and Chief Operating Officer,
                           John A. Levin & Co. Director,
   Susan Schiff            Baker, Fentress & Co.
   Vice President and
   Portfolio Manager       Donald R. Dwight
                           President, Dwight Partners, Inc.
   Mark S. Venezia
   Vice President          Samuel L. Hayes, III
                           Jacob H. Schiff Professor of Investment
   James L. O'Connor       Banking, Harvard University Graduate School of
   Treasurer               Business Administration

   Alan R. Dynner          Norton H. Reamer
   Secretary               Chairman and Chief Executive Officer, United Asset
                           Management Corporation

                           Lynn A. Stout
                           Professor of Law
                           Georgetown University Law Center

                           John L. Thorndike
                           Formerly Director, Fiduciary Company Incorporated

                           Jack L. Treynor
                           Investment Adviser and Consultant

                       This Page Intentionally Left Blank

Investment Advisor of
Government Obligations Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110


Administrator of Eaton Vance
Government Obligations Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116


Transfer Agent
First Data Investor Services Group
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


Independent Accountants
PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109







Eaton Vance Government Obligations Fund
24 Federal Street
Boston, MA 02110





--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

                                                                      GOSRC-2/99